OPPENHEIMER ROCHESTER® SHORT TERM MUNICIPAL FUND

Supplement dated December 10, 2013

to the Prospectus and Statement of Additional Information dated November 29, 2013

This supplement amends the Oppenheimer Rochester Short Term Municipal Fund (the “Fund”) prospectus (the “Prospectus”) and statement of additional information (the “SAI”), each dated November 29, 2013, and is in addition to any other supplements.

Effective as of December 7, 2013, the Prospectus is revised as follows:

1.	The section titled “Risks of Non-Diversification” is deleted in its entirety.

Effective as of December 7, 2013, the SAI is revised as follows:

1.	The section titled “Non-Diversification of the Fund’s Investments” is deleted in its entirety and replaced by the following:

Diversification. The Fund is classified as a "diversified" fund under the Investment Company Act. Currently, under the Investment Company Act a "diversified" fund is one with at least 75% of the value of its total assets represented by: (i) cash and cash items (including receivables), (ii) securities issued by the U.S. government or any of its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities that, for any one issuer, are limited in respect to an amount not greater than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer. A change to a non-diversified status would require shareholder approval.

In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

2.	The section titled “Organization and History” is deleted in its entirety and replaced by the following:

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust on October 31, 2007. Effective December 6, 2010, the Fund was renamed “Oppenheimer Rochester Short Term Municipal Fund.”

December 10, 2013	PS0621.007